Exhibit 10.1

AMENDMENT NO. 2 TO THE EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 2 (“Amendment No. 2”) is made to the Employment Agreement, dated as of December 31, 2004, between Steven W. Alesio (“Executive”) and The Dun & Bradstreet Corporation (the “Company”), as amended by Amendment No. 1, effective June 29, 2007 (such Employment Agreement, as so amended, being referred to herein as the “Agreement”). The effective date of this Amendment No. 2 is December 13, 2007.

WHEREAS, the Executive is currently employed by the Company as Chairman of the Board and Chief Executive Officer;

WHEREAS, the Employment Term under the Agreement is scheduled to end on December 31, 2007;

WHEREAS, the Company desires to continue to employ the Executive and the Executive desires to accept such continued employment on the terms and conditions of the Agreement, as amended by this Amendment No. 2.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties agree as follows:

1. Capitalized terms not otherwise defined in this Amendment No. 2 shall have the meanings ascribed thereto in the Agreement.

2. The first sentence of Section 1 of the Agreement is hereby amended and restated to read as follows:

“Except for earlier termination as provided in Section 8 hereof, Executive shall be employed by the company for a term commencing on January 1, 2005 (the “Commencement Date”) and ending on December 31, 2010 (the “Employment Term”) on the terms and subject to the conditions set forth in this Agreement.”

3. A new Section 5b. shall be added to the Agreement, to read as follows:

“b. Retirement Provisions. The Company agrees that the definition of “Retirement” under the Company’s Stock Incentive Plan, as in effect on December 13, 2007, shall apply to all equity grants made to the Executive during the Employment Term.”

4. Section 8b.(ii)(B) of the Agreement is hereby amended and restated to read as follows:

“(B) receive, subject to Executive’s continued compliance with the provisions of Section 9 and 10 and execution and delivery of a release substantially in the form attached hereto as Exhibit A, an amount equal to two (2) times the sum of the Base Salary and the target Annual Bonus, in each case in effect immediately prior to such termination, payable in a lump sum as soon as practicable after such termination;”

5. A new Section 18 shall be added to the Agreement, to read as follows:

“18.	Section 409A Compliance. Notwithstanding anything to the contrary contained in this Agreement, to the extent required by Section 409A of the Internal Revenue Code of 1986, as amended, and applicable guidance issued hereunder (“Section 409A”), any payments or benefits in connection with Executive’s termination of employment that would otherwise be made or provided during the six-month period immediately following Executive’s termination of employment shall instead be made or provided on the first business day after the date that is six months following Executive’s “separation from service” (within the meaning of Section 409A). It is intended that this Agreement hereafter will be interpreted and administered in compliance with Section 409A.”

6. Construction. After the signing of this Amendment No. 2, any reference to the Agreement or this Amendment No. 2 shall be interpreted to be a reference to the Agreement as amended by this Amendment No. 2. Any ambiguities or inconsistencies between this Amendment No. 2 and the Agreement shall be decided in favor of the language contained in this Amendment No. 2.

7. Executive acknowledges he has been advised to consult with an attorney before executing this Amendment No. 2 and that Executive has been advised by an attorney or has knowingly waived the right to do so.

8. This Agreement shall be construed in accordance with the laws of the State of New Jersey.

IN WITNESS WHEREOF, Executive and the Company, by its duly authorized agent, have hereunder executed this Amendment No. 2.

EXECUTIVE: STEVEN W. ALESIO		D&B:	THE DUN & BRADSTREET CORPORATION

/s/ Steven W. Alesio		By:	/s/ Patricia A. Clifford
		Name:	Patricia A. Clifford

Witness as to Executive:		Attest as to D&B:

By:	/s/ Carol B. Purvis	By:	/s/ Jeffrey S. Hurwitz
Name:	Carol B. Purvis	Name:	Jeffrey S. Hurwitz

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